                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on September 17, 2001 and covers activity from July 26, 2001 through August 24, 2001.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 19th day of September, 2001.



                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By:    /s/ Robin Flanagan
                                               --------------------------------
                                               Name:   Robin Flanagan
                                               Title:  Director
                                                         CSBS Finance


I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                          Trust Totals
-----------------                                          ------------
Number of days in period                                                     30
Beginning Principal Receivable Balance                        16,710,720,785.84
Special Funding Account Balance                                            0.00
Beginning Total Principal Balance                             16,710,720,785.84

Finance Charge Collections (excluding                            233,691,343.00
  Discount Option & Recoveries)
Discount Percentage                                                       2.00%
Discount Option Receivables Collections                           56,363,422.12
Premium Option Receivables Collections                                     0.00
Recoveries                                                        13,357,980.00
Total Collections of Finance Charge Receivables                  303,412,745.12
Total Collections of Principal Receivables                     2,761,807,683.88
Monthly Payment Rate                                                   16.5272%
Defaulted amount                                                  90,505,701.95
Annualized Default Rate                                                 6.6061%
Trust Portfolio Yield                                                  15.5012%
New Principal Receivables                                      2,810,293,879.68
Ending Principal Receivables Balance                          16,668,701,279.69
Ending Required Minimum Principal Balance                     15,327,750,000.00
Ending Transferor Amount                                       2,343,701,279.69
Ending Special Funding Account Balance                                     0.00
Ending Total Principal Balance                                16,668,701,279.69


-----------------------------------------------------------------------------------------------------------------------------------

B. Series Allocations                        Series 1996-1     Series 1997-1     Series 1998-1     Series 1999-1      Series 1999-2
---------------------                        -------------     -------------     -------------     -------------      -------------
Group Number                                             1                 1                 2                 1                  1
Invested Amount                                       0.00  1,000,000,000.00  1,000,000,000.00  1,000,000,000.00     500,000,000.00
Adjusted Invested Amount                              0.00  1,000,000,000.00  1,000,000,000.00  1,000,000,000.00     500,000,000.00
Principal Funding Account Balance                     0.00              0.00              0.00              0.00               0.00
Series Required Transferor Amount                     0.00     70,000,000.00     70,000,000.00     70,000,000.00      35,000,000.00
Series Allocation Percentage                         0.00%             6.98%             6.98%             6.98%              3.49%
Series Alloc. Finance Charge Collections              0.00     21,180,645.38     21,180,645.38     21,180,645.38      10,590,322.69
Series Allocable Recoveries                           0.00        932,494.24        932,494.24        932,494.24         466,247.12
Series Alloc. Principal Collections                   0.00    192,796,347.91    192,796,347.91    192,796,347.91      96,398,173.96
Series Allocable Defaulted Amount                     0.00      6,318,024.57      6,318,024.57      6,318,024.57       3,159,012.28

B. Series Allocations                        Series 1999-3     Series 1999-4     Series 1999-5     Series 1999-6       Series 2000-1
---------------------                        -------------     -------------     -------------     -------------       -------------
Group Number                                             2                 2                 2                 2                  1
Invested Amount                           1,000,000,000.00    500,000,000.00    500,000,000.00    500,000,000.00     500,000,000.00
Adjusted Invested Amount                  1,000,000,000.00    500,000,000.00    500,000,000.00    500,000,000.00     500,000,000.00
Principal Funding Account Balance                     0.00              0.00              0.00              0.00               0.00
Series Required Transferor Amount            70,000,000.00     35,000,000.00     35,000,000.00     35,000,000.00      35,000,000.00
Series Allocation Percentage                         6.98%             3.49%             3.49%             3.49%              3.49%
Series Alloc. Finance Charge Collections     21,180,645.38     10,590,322.69     10,590,322.69     10,590,322.69      10,590,322.69
Series Allocable Recoveries                     932,494.24        466,247.12        466,247.12        466,247.12         466,247.12
Series Alloc. Principal Collections         192,796,347.91     96,398,173.96     96,398,173.96     96,398,173.96      96,398,173.96
Series Allocable Defaulted Amount             6,318,024.57      3,159,012.28      3,159,012.28      3,159,012.28       3,159,012.28

B. Series Allocations                        Series 2000-2     Series 2000-3     Series 2000-4     Series 2000-5       Series 2001-1
---------------------                        -------------     -------------     -------------     -------------       -------------
Group Number                                             2                 2                 2                 2                  2
Invested Amount                             500,000,000.00  1,000,000,000.00  1,212,122,000.00    787,878,000.00     750,000,000.00
Adjusted Invested Amount                    500,000,000.00  1,000,000,000.00  1,212,122,000.00    787,878,000.00     750,000,000.00
Principal Funding Account Balance                     0.00              0.00              0.00              0.00               0.00
Series Required Transferor Amount            35,000,000.00     70,000,000.00     84,848,540.00     55,151,460.00      52,500,000.00
Series Allocation Percentage                         3.49%             6.98%             8.46%             5.50%              5.24%
Series Alloc. Finance Charge Collections     10,590,322.69     21,180,645.38     25,673,526.24     16,687,764.52      15,885,484.04
Series Allocable Recoveries                     466,247.12        932,494.24      1,130,296.78        734,691.70         699,370.68
Series Alloc. Principal Collections          96,398,173.96    192,796,347.91    233,692,694.83    151,900,001.00     144,597,260.94
Series Allocable Defaulted Amount             3,159,012.28      6,318,024.57      7,658,216.58      4,977,832.56       4,738,518.43

B. Series Allocations                        Series 2001-2     Series 2001-3     Series 2001-4     Series 2001-5       Series 2001-6
---------------------                        -------------     -------------     -------------     -------------       -------------
Group Number                                             1                 2                 2                 2                  2
Invested Amount                             250,000,000.00    750,000,000.00    725,000,000.00    500,000,000.00     700,000,000.00
Adjusted Invested Amount                    250,000,000.00    750,000,000.00    725,000,000.00    500,000,000.00     700,000,000.00
Principal Funding Account Balance                     0.00              0.00              0.00              0.00               0.00
Series Required Transferor Amount            17,500,000.00     52,500,000.00     50,750,000.00     35,000,000.00      49,000,000.00
Series Allocation Percentage                         1.75%             5.24%             5.06%             3.49%              4.89%
Series Alloc. Finance Charge Collections      5,295,161.35     15,885,484.04     15,355,967.90     10,590,322.69      14,826,451.77
Series Allocable Recoveries                     233,123.56        699,370.68        676,058.32        466,247.12         652,745.97
Series Alloc. Principal Collections          48,199,086.98    144,597,260.94    139,777,352.24     96,398,173.96     134,957,443.54
Series Allocable Defaulted Amount             1,579,506.14      4,738,518.43      4,580,567.81      3,159,012.28       4,422,617.20

B. Series Allocations                        Series 2001-7                                                              Trust Total
---------------------                        -------------                                                              -----------
Group Number                                             2
Invested Amount                             650,000,000.00                                                        14,325,000,000.00
Adjusted Invested Amount                    650,000,000.00                                                        14,325,000,000.00
Principal Funding Account Balance                     0.00                                                                     0.00
Series Required Transferor Amount            45,500,000.00                                                         1,002,750,000.00
Series Allocation Percentage                         4.54%                                                                  100.00%
Series Alloc. Finance Charge Collections     13,767,419.50                                                           303,412,745.12
Series Allocable Recoveries                     606,121.26                                                            13,357,980.00
Series Alloc. Principal Collections         125,317,626.14                                                         2,761,807,683.88
Series Allocable Defaulted Amount             4,106,715.97                                                            90,505,701.95

C. Group Allocations

1. Group 1 Allocations                               Series 1996-1   Series 1997-1   Series 1999-1  Series 1999-2  Series 2000-1
----------------------                               -------------   -------------   -------------  -------------  -------------
Investor Finance Charge Collections                           0.00   18,156,771.87   18,156,771.87   9,078,385.94   9,078,385.94

Investor Monthly Interest                                     0.00    5,216,864.58    4,637,854.17   2,451,322.92   2,936,062.50
Investor Default Amount                                       0.00    5,416,026.22    5,416,026.22   2,708,013.11   2,708,013.11
Investor Monthly Fees                                         0.00    1,666,666.67    1,666,666.67     833,333.33     833,333.33
Investor Additional Amounts                                   0.00            0.00            0.00           0.00           0.00
Total                                                         0.00   12,299,557.47   11,720,547.05   5,992,669.36   6,477,408.94

Reallocated Investor Finance Charge Collections               0.00   18,156,771.87   18,156,771.87   9,078,385.94   9,078,385.94
Available Excess                                              0.00    5,857,214.40    6,436,224.82   3,085,716.58   2,600,976.99

1. Group 1 Allocations                               Series 2001-2                                                 Group 1 Total
----------------------                               -------------                                                 -------------
Investor Finance Charge Collections                   4,539,192.97                                                 59,009,508.58

Investor Monthly Interest                             1,146,598.96                                                 16,388,703.13
Investor Default Amount                               1,354,006.56                                                 17,602,085.22
Investor Monthly Fees                                   416,666.67                                                  5,416,666.67
Investor Additional Amounts                                   0.00                                                          0.00
Total                                                 2,917,272.18                                                 39,407,455.01

Reallocated Investor Finance Charge Collections       4,539,192.97                                                 59,009,508.58
Available Excess                                      1,621,920.79                                                 19,602,053.57

2. Group 2 Allocations                               Series 1998-1   Series 1999-3   Series 1999-4  Series 1999-5  Series 1999-6
----------------------                               -------------   -------------   -------------  -------------  -------------
Investor Finance Charge Collections                  18,156,771.87   18,156,771.87    9,078,385.94   9,078,385.94   9,078,385.94

Investor Monthly Interest                             3,475,312.50    3,541,495.83    1,782,847.92   1,815,870.83   1,798,912.50
Investor Default Amount                               5,416,026.22    5,416,026.22    2,708,013.11   2,708,013.11   2,708,013.11
Investor Monthly Fees                                 1,666,666.67    1,666,666.67      833,333.33     833,333.33     833,333.33
Investor Additional Amounts                                   0.00            0.00            0.00           0.00           0.00
Total                                                10,558,005.39   10,624,188.72    5,324,194.36   5,357,217.28   5,340,258.94

Reallocated Investor Finance Charge Collections      18,156,771.87   18,156,771.87    9,078,385.94   9,078,385.94   9,078,385.94
Available Excess                                      7,598,766.48    7,532,583.15    3,754,191.58   3,721,168.66   3,738,126.99

2. Group 2 Allocations                               Series 2000-2   Series 2000-3   Series 2000-4  Series 2000-5  Series 2001-1
----------------------                               -------------   -------------   -------------  -------------  -------------
Investor Finance Charge Collections                   9,078,385.94   18,156,771.87   22,008,222.63  14,305,321.11  13,617,578.90

Investor Monthly Interest                             1,782,744.79    3,553,000.00    4,531,253.17   2,792,577.44   2,667,053.13
Investor Default Amount                               2,708,013.11    5,416,026.22    6,564,884.54   4,267,167.91   4,062,019.67
Investor Monthly Fees                                   833,333.33    1,666,666.67    2,020,203.33   1,313,130.00   1,250,000.00
Investor Additional Amounts                                   0.00            0.00            0.00           0.00           0.00
Total                                                 5,324,091.24   10,635,692.89   13,116,341.04   8,372,875.35   7,979,072.79

Reallocated Investor Finance Charge Collections       9,078,385.94   18,156,771.87   22,008,222.63  14,305,321.11  13,617,578.90
Investment Funding Accoutn Proceeds                           0.00            0.00       22,171.34           0.00           0.00
Available Excess                                      3,754,294.70    7,521,078.98    8,914,052.93   5,932,445.76   5,638,506.11

2. Group 2 Allocations                               Series 2001-3   Series 2001-4   Series 2001-5  Series 2001-6  Series 2001-7
----------------------                               -------------   -------------   -------------  -------------  -------------
Investor Finance Charge Collections                  13,617,578.90   13,163,659.61    9,078,385.94  12,709,740.31  11,801,901.72

Investor Monthly Interest                             2,652,650.00    2,570,541.88    1,798,614.58   2,475,068.75   1,861,299.38
Investor Default Amount                               4,062,019.67    3,926,619.01    2,708,013.11   3,791,218.35   3,520,417.04
Investor Monthly Fees                                 1,250,000.00    1,208,333.33      833,333.33   1,166,666.67   1,083,333.33
Investor Additional Amounts                                   0.00            0.00            0.00           0.00           0.00
Total                                                 7,964,669.67    7,705,494.22    5,339,961.03   7,432,953.77   6,465,049.75

Reallocated Investor Finance Charge Collections      13,617,578.90   13,163,659.61    9,078,385.94  12,709,740.31  11,801,901.72
Investment Funding Accoutn Proceeds                           0.00            0.00            0.00           0.00           0.00
Available Excess                                      5,652,909.24    5,458,165.39    3,738,424.91   5,276,786.54   5,336,851.96

2. Group 2 Allocations                                                                                               Group 2 Total
----------------------                                                                                               -------------
Investor Finance Charge Collections                                                                                 201,086,248.48

Investor Monthly Interest                                                                                            39,099,242.70
Investor Default Amount                                                                                              59,982,490.40
Investor Monthly Fees                                                                                                18,458,333.33
Investor Additional Amounts                                                                                                   0.00
Total                                                                                                               117,540,066.43

Reallocated Investor Finance Charge Collections                                                                     201,086,248.48
Investment Funding Accoutn Proceeds                                                                                      22,171.34
Available Excess                                                                                                     83,568,353.38

D. Trust Performance
--------------------
Delinquencies:

31-60 Days Delinquent:                                                 222,571,662
61-90 Days Delinquent:                                                 122,943,771
90+ Days Delinquent:                                                   176,075,183
Total 30+ Days Delinquent:                                             521,590,616

II. Series 1997-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series                Total Investor       Transferors
A. Investor/Transferor Allocations                    Allocations                Interest            Interest
----------------------------------                    -----------                --------            --------
Beginning Invested /Transferor Amount               1,166,542,463.24          1,000,000,000.00     166,542,463.24
Beginning Adjusted Invested Amount                               N/A          1,000,000,000.00                N/A
Floating Allocation Percentage                                   N/A                   85.7234%           14.2766%
Principal Allocation Percentage                                  N/A                   85.7234%           14.2766%
Collections of Finance Chg. Receivables                21,180,645.38             18,156,771.87       3,023,873.51
Collections of Principal Receivables                  192,796,347.91            165,271,607.33      27,524,740.59
Defaulted Amount                                        6,318,024.57              5,416,026.22         901,998.35

Ending Invested / Transferor Amounts                1,163,609,164.38          1,000,000,000.00     163,609,164.38

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                      Class A                   Class B          Interest            Total
--------------------------------------                      -------                   -------          --------            -----
Principal Funding Account                                       0.00                      0.00               0.00               0.00
Investment Proceeds for Monthly Period                          0.00                      0.00               0.00               0.00
Reserve Draw Amount                                             0.00                      0.00               0.00               0.00
Available Reserve Account Amount                                0.00                      0.00               0.00               0.00
Reserve Account Surplus                                         0.00                      0.00               0.00               0.00

Coupon August 15, 2001 - September 16, 2001                   6.4000%                   6.5500%            4.0150%
Monthly Interest Due                                    4,613,333.33                327,500.00         276,031.25       5,216,864.58
Outstanding Monthly Interest Due                                0.00                      0.00               0.00               0.00
Additional Interest Due                                         0.00                      0.00               0.00               0.00
Total Interest Due                                      4,613,333.33                327,500.00         276,031.25       5,216,864.58
Investor Default Amount                                 4,684,862.68                324,961.57         406,201.97       5,416,026.22
Investor Monthly Fees Due                               1,441,666.67                100,000.00         125,000.00       1,666,666.67
Investor Additional Amounts Dues
Total Due                                              10,739,862.68                752,461.57         807,233.22      12,299,557.47

Reallocated Investor Finance Charge Collections                                                                        18,156,771.87
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.5012%
Base Rate                                                                                                                    7.6136%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions               Class A                   Class B          Interest            Total
--------------------------------------------               -------                   -------          --------            -----
Beginning Certificates Balance                        865,000,000.00             60,000,000.00      75,000,000.00   1,000,000,000.00
Interest Distributions                                  4,613,333.33                327,500.00         276,031.25       5,216,864.58
Principal Deposits - Prin. Funding Account                      0.00                      0.00               0.00               0.00
Principal Distributions                                         0.00                      0.00               0.00               0.00
Total Distributions                                     4,613,333.33                327,500.00         276,031.25       5,216,864.58
Ending Certificates Balance                           865,000,000.00             60,000,000.00      75,000,000.00   1,000,000,000.00


D.Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                 $5.33

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                             $5.33

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                 $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                     $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                    $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                    $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                           $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                                       $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                            $5.46

     2.   Amount of the distribution in
          respect of class B monthly interest:                                             $5.46

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                        $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                          $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                    $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
           c), (d), and (e) of the definition
           of Class B Invested Amount:                                                     $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                    $0.00


     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                 $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                                       $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                           $276,031.25

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                          $276,031.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                             $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                        $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                 $0.00



J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                   $15,705,607.67

          a.   Class A Monthly Interest:                              $4,613,333.33
          b.   Class A Outstanding Monthly Interest:                          $0.00
          c.   Class A Additional Interest:                                   $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections:           $4,684,862.68
          e.   Excess Spread:                                         $6,407,411.65

     2.   Class B Available Funds:                                    $1,089,406.31

          a.   Class B Monthly Interest:                                $327,500.00
          b.   Class B Outstanding Monthly Interest:                          $0.00
          c.   Class B Additional Interest:                                   $0.00
          d.   Excess Spread:                                           $761,906.31

     3.   Collateral Available Funds:                                 $1,361,757.89

          a.   Excess Spread:                                         $1,361,757.89

     4.   Total Excess Spread:                                        $8,531,075.86

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                 85.7234%

     2.   Series 1997-1 Allocable Principal
          Collections:                                              $192,796,347.91

     3.   Principal Allocation Percentage of
          Series 1997-1 Allocable Principal
          Collections:                                              $165,271,607.33

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                               $0.00


     5.   Item 3 minus item 4:                                      $165,271,607.33

     6.   Shared Principal Collections from other
          Series allocated to Series 1997-1:                                    N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                $5,416,026.22

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                   $170,687,633.55

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                                $75,000,000.00

     2.   Required Collateral Invested Amount:                       $75,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                           $0.00

     4.   Treated as Shared Principal Collections:                  $170,687,633.55


M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

     1.   Excess Spread:                                                                         $8,531,075.86
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $324,961.57

     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $276,031.25
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $406,201.97
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,857,214.40

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.6136%
          b.   Prior Monthly Period                                                                    8.3589%
          c.   Second Prior Monthly Period                                                             8.1110%

     2.   Three Month Average Base Rate                                                                8.0278%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                   15.4631%
          c.   Second Prior Monthly Period                                                            15.0757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3467%

III. Series 1998-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Series          Total Investor       Transferors
A. Investor/Transferor Allocations                          Allocations          Interest            Interest
----------------------------------                          -----------          --------            --------
Beginning Invested /Transferor Amount                     1,166,542,463.24    1,000,000,000.00     166,542,463.24
Beginning Adjusted Invested Amount                                     N/A    1,000,000,000.00                N/A
Floating Allocation Percentage                                         N/A             85.7234%           14.2766%
Principal Allocation Percentage                                        N/A             85.7234%           14.2766%
Collections of Finance Chg. Receivables                      21,180,645.38       18,156,771.87       3,023,873.51
Collections of Principal Receivables                        192,796,347.91      165,271,607.33      27,524,740.59
Defaulted Amount                                              6,318,024.57        5,416,026.22         901,998.35

Ending Invested / Transferor Amounts                      1,163,609,164.38    1,000,000,000.00     163,609,164.38

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A               Class B           Interest            Total
--------------------------------------                         -------               -------           --------            -----
Principal Funding Account                                             0.00                0.00               0.00               0.00
Investment Proceeds for Monthly Period                                0.00                0.00               0.00               0.00
Reserve Draw Amount                                                   0.00                0.00               0.00               0.00
Available Reserve Account Amount                                      0.00                0.00               0.00               0.00
Reserve Account Surplus                                               0.00                0.00               0.00               0.00

Coupon August 15, 2001 - September 16, 2001                         3.7300%             3.8900%            4.2400%
Monthly Interest Due                                          2,820,812.50          285,266.67         369,233.33       3,475,312.50
Outstanding Monthly Interest Due                                      0.00                0.00               0.00               0.00
Additional Interest Due                                               0.00                0.00               0.00               0.00
Total Interest Due                                            2,820,812.50          285,266.67         369,233.33       3,475,312.50
Investor Default Amount                                       4,468,221.63          433,282.10         514,522.49       5,416,026.22
Investor Monthly Fees Due                                     1,375,000.00          133,333.33         158,333.33       1,666,666.67
Investor Additional Amounts Dues
Total Due                                                     8,664,034.13          851,882.10       1,042,089.16      10,558,005.39

Reallocated Investor Finance Charge Collections                                                                        18,156,771.87
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.5012%
Base Rate                                                                                                                    5.6873%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                   Class A              Class B            Interest           Total
--------------------------------------------                   -------              -------            --------           -----
Beginning Certificates Balance                              825,000,000.00       80,000,000.00      95,000,000.00   1,000,000,000.00
Interest Distributions                                        2,820,812.50          285,266.67         369,233.33       3,475,312.50
Principal Deposits - Prin. Funding Account                            0.00                0.00               0.00               0.00
Principal Distributions                                               0.00                0.00               0.00               0.00
Total Distributions                                           2,820,812.50          285,266.67         369,233.33       3,475,312.50
Ending Certificates Balance                                 825,000,000.00       80,000,000.00      95,000,000.00   1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                                                              $3.42

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.42

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest:                                                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.57

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.57

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested
          Amount pursuant to clauses c), (d), and (e) of
          the definition of Class B Invested Amount:                                                     $0.00


     2.   The amount of reductions in the Class B
          Invested Amount set forth in paragraph 1
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after
          giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $369,233.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $369,233.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,979,336.79

          a.   Class A Monthly Interest:                                                         $2,820,812.50
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $4,468,221.63
          e.   Excess Spread:                                                                    $7,690,302.66

     2.   Class B Available Funds:                                                               $1,452,541.75

          a.   Class B Monthly Interest:                                                           $285,266.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,167,275.08

     3.   Collateral Available Funds:                                                            $1,724,893.33

          a.   Excess Spread:                                                                    $1,724,893.33

     4.   Total Excess Spread:                                                                  $10,582,471.07

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 1998-1 Allocable Principal
          Collections:                                                                         $192,796,347.91

     3.   Principal Allocation Percentage of
          Series 1998-1 Allocable Principal
          Collections:                                                                         $165,271,607.33

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00


     5.   Item 3 minus item 4:                                                                 $165,271,607.33

     6.   Shared Principal Collections from other
          Series allocated to Series 1998-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $5,416,026.22

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $170,687,633.55

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                                                           $95,000,000.00

     2.   Required Collateral Invested Amount:                                                  $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $170,687,633.55

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 1998-1

     1.   Excess Spread:                                                                        $10,582,471.07
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00


     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $433,282.10
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $369,233.33
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $514,522.49
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,598,766.48

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.6873%
          b.   Prior Monthly Period                                                                    6.0643%
          c.   Second Prior Monthly Period                                                             6.1510%

     2.   Three Month Average Base Rate                                                                5.9676%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                   15.4631%
          c.   Second Prior Monthly Period                                                            15.0757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3467%


IV. Series 1999-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Series         Total Investor       Transferors
A. Investor/Transferor Allocations                           Allocations          Interest            Interest
----------------------------------                           -----------          --------            --------
Beginning Invested /Transferor Amount                     1,166,542,463.24    1,000,000,000.00     166,542,463.24
Beginning Adjusted Invested Amount                                     N/A    1,000,000,000.00                N/A
Floating Allocation Percentage                                         N/A             85.7234%           14.2766%
Principal Allocation Percentage                                        N/A             85.7234%           14.2766%
Collections of Finance Chg. Receivables                      21,180,645.38       18,156,771.87       3,023,873.51
Collections of Principal Receivables                        192,796,347.91      165,271,607.33      27,524,740.59
Defaulted Amount                                              6,318,024.57        5,416,026.22         901,998.35

Ending Invested / Transferor Amounts                      1,163,609,164.38    1,000,000,000.00     163,609,164.38

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Collateral
B. Monthly Period Funding Requirements                          Class A              Class B            Interest          Total
--------------------------------------                          -------              -------            --------          -----
Principal Funding Account                                             0.00                0.00               0.00               0.00
Investment Proceeds for Monthly Period                                0.00                0.00               0.00               0.00
Reserve Draw Amount                                                   0.00                0.00               0.00               0.00
Available Reserve Account Amount                                      0.00                0.00               0.00               0.00
Reserve Account Surplus                                               0.00                0.00               0.00               0.00

Coupon August 15, 2001 - September 16, 2001                         5.6000%             5.8500%            4.4900%
Monthly Interest Due                                          4,036,666.67          292,500.00         308,687.50       4,637,854.17
Outstanding Monthly Interest Due                                      0.00                0.00               0.00               0.00
Additional Interest Due                                               0.00                0.00               0.00               0.00
Total Interest Due                                            4,036,666.67          292,500.00         308,687.50       4,637,854.17
Investor Default Amount                                       4,684,862.68          324,961.57         406,201.97       5,416,026.22
Investor Monthly Fees Due                                     1,441,666.67          100,000.00         125,000.00       1,666,666.67
Investor Additional Amounts Dues
Total Due                                                    10,163,196.01          717,461.57         839,889.47      11,720,547.05

Reallocated Investor Finance Charge Collections                                                                        18,156,771.87
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.5012%
Base Rate                                                                                                                    6.9732%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                    Class A             Class B            Interest          Total
--------------------------------------------                    -------             -------            --------          -----
Beginning Certificates Balance                              865,000,000.00       60,000,000.00      75,000,000.00   1,000,000,000.00
Interest Distributions                                        4,036,666.67          292,500.00         308,687.50       4,637,854.17
Principal Deposits - Prin. Funding Account                            0.00                0.00               0.00               0.00
Principal Distributions                                               0.00                0.00               0.00               0.00
Total Distributions                                           4,036,666.67          292,500.00         308,687.50       4,637,854.17
Ending Certificates Balance                                 865,000,000.00       60,000,000.00      75,000,000.00   1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after
          giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested
          Amount pursuant to clauses c), (d), and (e) of
          the definition of Class B Invested Amount:                                                     $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00


     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after
          giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $308,687.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $308,687.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $15,705,607.67

          a.   Class A Monthly Interest:                                                         $4,036,666.67
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $4,684.862.68
          e.   Excess Spread:                                                                    $6,984,078.32

     2.   Class B Available Funds:                                                               $1,080,406.31

          a.   Class B Monthly Interest:                                                           $292,500.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $796,906.31

     3.   Collateral Available Funds:                                                            $1,361,757.89

          a.   Excess Spread:                                                                    $1,361,757.89

     4.   Total Excess Spread:                                                                   $9,142,742.52

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 1999-1 Allocable Principal
          Collections:                                                                         $192,796,347.91

     3.   Principal Allocation Percentage of
          Series 1999-1 Allocable Principal
          Collections:                                                                         $165,271,607.33

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00


     5.   Item 3 minus item 4:                                                                 $165,271,607.33

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $5,416,026.22

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $170,687,633.55

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $75,000,000.00

     2.   Required Collateral Invested Amount                                                   $75,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $170,687,633.55

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 1999-1

     1.   Excess Spread:                                                                         $9,142,742.52
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $324,961.57

     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $308,687.50
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $406,201.97
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,436,224.82

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9732%
          b.   Prior Monthly Period                                                                    7.6508%
          c.   Second Prior Monthly Period                                                             7.4269%

     2.   Three Month Average Base Rate                                                                7.3503%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                   15.4631%
          c.   Second Prior Monthly Period                                                            15.0757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3467%


V. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Series         Total Investor       Transferors
A. Investor/Transferor Allocations                            Allocations          Interest           Interest
----------------------------------                            -----------          --------           --------
Beginning Invested /Transferor Amount                       583,271,231.62      500,000,000.00      83,271,231.62
Beginning Adjusted Invested Amount                                     N/A      500,000,000.00                N/A
Floating Allocation Percentage                                         N/A             85.7234%           14.2766%
Principal Allocation Percentage                                        N/A             85.7234%           14.2766%
Collections of Finance Chg. Receivables                      10,590,322.69        9,078,385.94       1,511,936.76
Collections of Principal Receivables                         96,398,173.96       82,635,803.66      13,762,370.29
Defaulted Amount                                              3,159,012.28        2,708,013.11         450,999.17

Ending Invested / Transferor Amounts                        581,804,582.19      500,000,000.00      81,804,582.19

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                          Class A              Class B           Interest           Total
--------------------------------------                          -------              -------           --------           -----
Principal Funding Account                                             0.00                0.00               0.00               0.00
Investment Proceeds for Monthly Period                                0.00                0.00               0.00               0.00
Reserve Draw Amount                                                   0.00                0.00               0.00               0.00
Available Reserve Account Amount                                      0.00                0.00               0.00               0.00
Reserve Account Surplus                                               0.00                0.00               0.00               0.00

Coupon August 15, 2001 - September 16, 2001                         5.9500%             6.1000%            4.4900%
Monthly Interest Due                                          2,144,479.17          152,500.00         154,343.75       2,451,322.92
Outstanding Monthly Interest Due                                      0.00                0.00               0.00               0.00
Additional Interest Due                                               0.00                0.00               0.00               0.00
Total Interest Due                                            2,144,479.17          152,500.00         154,343.75       2,451,322.92
Investor Default Amount                                       2,342,431.34          162,480.79         203,100.98       2,708,013.11
Investor Monthly Fees Due                                       720,833.33           50,000.00          62,500.00         833,333.33
Investor Additional Amounts Dues
Total Due                                                     5,207,743.84          364,980.79         419,944.73       5,992,669.36

Reallocated Investor Finance Charge Collections                                                                         9,078,385.94
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.5012%
Base Rate                                                                                                                    7.2661%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A             Class B             Interest           Total
--------------------------------------------                   -------             -------             --------           -----
Beginning Certificates Balance                              432,500,000.00       30,000,000.00      37,500,000.00     500,000,000.00
Interest Distributions                                        2,144,479.17          152,500.00         154,343.75       2,451,322.92
Principal Deposits - Prin. Funding Account                            0.00                0.00               0.00               0.00
Principal Distributions                                               0.00                0.00               0.00               0.00
Total Distributions                                           2,144,479.17          152,500.00         154,343.75       2,451,322.92
Ending Certificates Balance                                 432,500,000.00       30,000,000.00      37,500,000.00     500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.96

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.96

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after
          giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $5.08

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $5.08

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after
          giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $154,343.75

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $154,343.75

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,852,803.83

          a.   Class A Monthly Interest:                                                         $2,144,479.17
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections:                                      $2,342,431.34
          e.   Excess Spread:                                                                    $3,365,893.33

     2.   Class B Available Funds:                                                                 $544,703.16

          a.   Class B Monthly Interest:                                                           $152,500.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $392,203.16

     3.   Collateral Available Funds:                                                              $680,878.95

          a.   Excess Spread:                                                                      $680,878.95

     4.   Total Excess Spread:                                                                   $4,438,975.43

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 1999-2 Allocable Principal
          Collections:                                                                          $96,398,173.96

     3.   Principal Allocation Percentage of
          Series 1999-2 Allocable Principal
          Collections:                                                                          $82,635,803.66

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                  $82,635,803.66

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,708,013.11

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                               $85,343,816.77

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $37,500,000.00

     2.   Required Collateral Invested Amount                                                   $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                              $85,343,816.77

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 1999-2

     1.   Excess Spread:                                                                         $4,438,975.43
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $162,480.79
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $154,343.75
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $203,100.98
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $3,085,716.58

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.2661%
          b.   Prior Monthly Period                                                                    7.9730%
          c.   Second Prior Monthly Period                                                             7.7387%

     2.   Three Month Average Base Rate                                                                7.6592%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                   15.4631%
          c.   Second Prior Monthly Period                                                            15.0757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3467%


VI. Series 1999-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Series         Total Investor       Transferors
A. Investor/Transferor Allocations                            Allocations          Interest           Interest
----------------------------------                            -----------          --------           --------
Beginning Invested /Transferor Amount                     1,166,542,463.24    1,000,000,000.00     166,542,463.24
Beginning Adjusted Invested Amount                                     N/A    1,000,000,000.00                N/A
Floating Allocation Percentage                                         N/A             85.7234%           14.2766%
Principal Allocation Percentage                                        N/A             85.7234%           14.2766%
Collections of Finance Chg. Receivables                      21,180,645.38       18,156,771.87       3,023,873.51
Collections of Principal Receivables                        192,796,347.91      165,271,607.33      27,524,740.59
Defaulted Amount                                              6,318,024.57        5,416,026.22         901,998.35

Ending Invested / Transferor Amounts                      1,163,609,164.38    1,000,000,000.00     163,609,164.38

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                          Class A              Class B           Interest           Total
--------------------------------------                          -------              -------           --------           -----
Principal Funding Account                                             0.00                0.00               0.00               0.00
Investment Proceeds for Monthly Period                                0.00                0.00               0.00               0.00
Reserve Draw Amount                                                   0.00                0.00               0.00               0.00
Available Reserve Account Amount                                      0.00                0.00               0.00               0.00
Reserve Account Surplus                                               0.00                0.00               0.00               0.00

Coupon August 15, 2001 - September 16, 2001                         3.7800%             3.9800%            4.4900%
Monthly Interest Due                                          2,858,625.00          291,866.67         391,004.17       3,541,495.83
Outstanding Monthly Interest Due                                      0.00                0.00               0.00               0.00
Additional Interest Due                                               0.00                0.00               0.00               0.00
Total Interest Due                                            2,858,625.00          291,866.67         391,004.17       3,541,495.83
Investor Default Amount                                       4,468,221.63          433,282.10         514,522.49       5,416,026.22
Investor Monthly Fees Due                                     1,375,000.00          133,333.33         158,333.33       1,666,666.67
Investor Additional Amounts Dues
Total Due                                                     8,701,846.63          858,482.10       1,063,859.99      10,624,188.72

Reallocated Investor Finance Charge Collections                                                                        18,156,771.87
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.5012%
Base Rate                                                                                                                    5.7605%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A             Class B             Interest           Total
--------------------------------------------                   -------             -------             --------           -----
Beginning Certificates Balance                              825,000,000.00       80,000,000.00      95,000,000.00   1,000,000,000.00
Interest Distributions                                        2,858,625.00          291,866.67         391,004.17       3,541,495.83
Principal Deposits - Prin. Funding Account                            0.00                0.00               0.00               0.00
Principal Distributions                                               0.00                0.00               0.00               0.00
Total Distributions                                           2,858,625.00          291,866.67         391,004.17       3,541,495.83
Ending Certificates Balance                                 825,000,000.00       80,000,000.00      95,000,000.00   1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.47

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.47

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after
          giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.65

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.65

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount: $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after
          giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $391,004.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $391,004.17

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,979,336.79

          a.   Class A Monthly Interest:                                                         $2,858,625.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $4,468,221.63
          e.   Excess Spread:                                                                    $7,652,490.16

     2.   Class B Available Funds:                                                               $1,452,541.75

          a.   Class B Monthly Interest:                                                           $291,866.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,160,675.08

     3.   Collateral Available Funds:                                                            $1,724,893.33

          a.   Excess Spread:                                                                    $1,724,893.33

     4.   Total Excess Spread:                                                                  $10,538,058.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 1999-3 Allocable Principal
          Collections:                                                                         $192,796,347.91

     3.   Principal Allocation Percentage of
          Series 1999-3 Allocable Principal
          Collections:                                                                         $165,271,607.33

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $165,271,607.33

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $5,416,026.22

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $170,687,633.55

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $95,000,000.00

     2.   Required Collateral Invested Amount                                                   $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $170,687,633.55

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 1999-3

     1.   Excess Spread:                                                                        $10,538,058.57
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $433,282.10
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $391,004.17
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $514,522.49
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,532,583.15

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.7605%
          b.   Prior Monthly Period                                                                    6.1375%
          c.   Second Prior Monthly Period                                                             6.2242%

     2.   Three Month Average Base Rate                                                                6.0408%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                   15.4631%
          c.   Second Prior Monthly Period                                                            15.0757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3467%


VII. Series 1999-4 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Series         Total Investor       Transferors
A. Investor/Transferor Allocations                            Allocations          Interest           Interest
----------------------------------                            -----------          --------           --------
Beginning Invested /Transferor Amount                       583,271,231.62      500,000,000.00      83,271,231.62
Beginning Adjusted Invested Amount                                     N/A      500,000,000.00                N/A
Floating Allocation Percentage                                         N/A             85.7234%           14.2766%
Principal Allocation Percentage                                        N/A             85.7234%           14.2766%
Collections of Finance Chg. Receivables                      10,590,322.69        9,078,385.94       1,511,936.76
Collections of Principal Receivables                         96,398,173.96       82,635,803.66      13,762,370.29
Defaulted Amount                                              3,159,012.28        2,708,013.11         450,999.17

Ending Invested / Transferor Amounts                        581,804,582.19      500,000,000.00      81,804,582.19


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                          Class A              Class B           Interest           Total
--------------------------------------                          -------              -------           --------           -----
Principal Funding Account                                             0.00                0.00               0.00               0.00
Investment Proceeds for Monthly Period                                0.00                0.00               0.00               0.00
Reserve Draw Amount                                                   0.00                0.00               0.00               0.00
Available Reserve Account Amount                                      0.00                0.00               0.00               0.00
Reserve Account Surplus                                               0.00                0.00               0.00               0.00

Coupon August 15, 2001 - September 16, 2001                         3.8100%             4.0600%            4.4400%
Monthly Interest Due                                          1,440,656.25          148,866.67         193,325.00       1,782,847.92
Outstanding Monthly Interest Due                                      0.00                0.00               0.00               0.00
Additional Interest Due                                               0.00                0.00               0.00               0.00
Total Interest Due                                            1,440,656.25          148,866.67         193,325.00       1,782,847.92
Investor Default Amount                                       2,234,110.82          216,641.05         257,261.25       2,708,013.11
Investor Monthly Fees Due                                       687,500.00           66,666.67          79,166.67         833,333.33
Investor Additional Amounts Dues
Total Due                                                     4,362,267.07          432,174.38         529,752.91       5,324,194.36

Reallocated Investor Finance Charge Collections                                                                         9,078,385.94
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.5012%
Base Rate                                                                                                                    5.7873%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A             Class B             Interest           Total
--------------------------------------------                   -------             -------             --------           -----
Beginning Certificates Balance                              412,500,000.00       40,000,000.00      47,500,000.00     500,000,000.00
Interest Distributions                                        1,440,656.25          148,866.67         193,325.00       1,782,847.92
Principal Deposits - Prin. Funding Account                            0.00                0.00               0.00               0.00
Principal Distributions                                               0.00                0.00               0.00               0.00
Total Distributions                                           1,440,656.25          148,866.67         193,325.00       1,782,847.92
Ending Certificates Balance                                 412,500,000.00       40,000,000.00      47,500,000.00     500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.49

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.49

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after
          giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.72

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.72

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after
          giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $193,325.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $193,325.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,489,668.40

          a.   Class A Monthly Interest:                                                         $1,440,656.25
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,234,110.82
          e.   Excess Spread:                                                                    $3,814,901.33

     2.   Class B Available Funds:                                                                 $726,270.87

          a.   Class B Monthly Interest:                                                           $148,866.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $577,404.21

     3.   Collateral Available Funds:                                                              $862,446.66

          a.   Excess Spread:                                                                      $862,446.66

     4.   Total Excess Spread:                                                                   $5,254,752.20

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 1999-4 Allocable Principal
          Collections:                                                                          $96,398,173.96

     3.   Principal Allocation Percentage of
          Series 1999-4 Allocable Principal
          Collections:                                                                          $82,635,803.66

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                  $82,635,803.66

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,708,013.11

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                               $85,343,816.77

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $47,500,000.00

     2.   Required Collateral Invested Amount                                                   $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                              $85,343,816.77

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 1999-4

     1.   Excess Spread:                                                                         $5,254,752.20
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $216,641.05
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $193,325.00
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $257,261.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $3,754,191.58

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.7873%
          b.   Prior Monthly Period                                                                    6.1643%
          c.   Second Prior Monthly Period                                                             6.2510%

     2.   Three Month Average Base Rate                                                                6.0675%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                   15.4631%
          c.   Second Prior Monthly Period                                                            15.0757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3467%


VIII. Series 1999-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Series         Total Investor       Transferors
A. Investor/Transferor Allocations                            Allocations          Interest           Interest
----------------------------------                            -----------          --------           --------
Beginning Invested /Transferor Amount                       583,271,231.62      500,000,000.00      83,271,231.62
Beginning Adjusted Invested Amount                                     N/A      500,000,000.00                N/A
Floating Allocation Percentage                                         N/A             85.7234%           14.2766%
Principal Allocation Percentage                                        N/A             85.7234%           14.2766%
Collections of Finance Chg. Receivables                      10,590,322.69        9,078,385.94       1,511,936.76
Collections of Principal Receivables                         96,398,173.96       82,635,803.66      13,762,370.29
Defaulted Amount                                              3,159,012.28        2,708,013.11         450,999.17

Ending Invested / Transferor Amounts                        581,804,582.19      500,000,000.00      81,804,582.19

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                          Class A              Class B           Interest           Total
--------------------------------------                          -------              -------           --------           -----
Principal Funding Account                                             0.00                0.00               0.00               0.00
Investment Proceeds for Monthly Period                                0.00                0.00               0.00               0.00
Reserve Draw Amount                                                   0.00                0.00               0.00               0.00
Available Reserve Account Amount                                      0.00                0.00               0.00               0.00
Reserve Account Surplus                                               0.00                0.00               0.00               0.00

Coupon August 15, 2001 - September 16, 2001                         3.8800%             4.1200%            4.5400%
Monthly Interest Due                                          1,467,125.00          151,066.67         197,679.17       1,815,870.83
Outstanding Monthly Interest Due                                      0.00                0.00               0.00               0.00
Additional Interest Due                                               0.00                0.00               0.00               0.00
Total Interest Due                                            1,467,125.00          151,066.67         197,679.17       1,815,870.83
Investor Default Amount                                       2,234,110.82          216,641.05         257,261.25       2,708,013.11
Investor Monthly Fees Due                                       687,500.00           66,666.67          79,166.67         833,333.33
Investor Additional Amounts Dues
Total Due                                                     4,388,735.82          434,374.38         534,107.08       5,357,217.28

Reallocated Investor Finance Charge Collections                                                                         9,078,385.94
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.5012%
Base Rate                                                                                                                    5.8604%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A             Class B             Interest           Total
--------------------------------------------                   -------             -------             --------           -----
Beginning Certificates Balance                              412,500,000.00       40,000,000.00      47,500,000.00     500,000,000.00
Interest Distributions                                        1,467,125.00          151,066.67         197,679.17       1,815,870.83
Principal Deposits - Prin. Funding Account                            0.00                0.00               0.00               0.00
Principal Distributions                                               0.00                0.00               0.00               0.00
Total Distributions                                           1,467,125.00          151,066.67         197,679.17       1,815,870.83
Ending Certificates Balance                                 412,500,000.00       40,000,000.00      47,500,000.00     500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.56

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.56

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date: $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.78

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.78

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after
          giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $197,679.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $197,679.17

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,489,668.40

          a.   Class A Monthly Interest:                                                         $1,467,125.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,234,110.82
          e.   Excess Spread:                                                                    $3,788,432.58

     2.   Class B Available Funds:                                                                 $726,270.87

          a.   Class B Monthly Interest:                                                           $151,066.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $575,204.21

     3.   Collateral Available Funds:                                                              $862,446.66

          a.   Excess Spread:                                                                      $862,446.66

     4.   Total Excess Spread:                                                                   $5,226,083.45

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 1999-5 Allocable Principal
          Collections:                                                                          $96,398,173.96

     3.   Principal Allocation Percentage of
          Series 1999-5 Allocable Principal
          Collections:                                                                          $82,635,803.66

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                  $82,635,803.66

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,708,013.11

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                               $85,343,816.77

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $47,500,000.00

     2.   Required Collateral Invested Amount                                                   $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                              $85,343,816.77

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 1999-5

     1.   Excess Spread:                                                                         $5,226,083.45
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $216,641,05
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $197,679.17
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $257,261.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $3,721,168.66

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.8604%
          b.   Prior Monthly Period                                                                    6.2373%
          c.   Second Prior Monthly Period                                                             6.3240%

     2.   Three Month Average Base Rate                                                                6.1406%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                   15.4631%
          c.   Second Prior Monthly Period                                                            15.0757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3467%


IX. Series 1999-6 Certificates

-----------------------------------------------------------------------------------------------------------------------------------

                                                                 Series         Total Investor       Transferors
A. Investor/Transferor Allocations                            Allocations          Interest           Interest
----------------------------------                            -----------          --------           --------
Beginning Invested /Transferor Amount                       583,271,231.62      500,000,000.00      83,271,231.62
Beginning Adjusted Invested Amount                                     N/A      500,000,000.00                N/A
Floating Allocation Percentage                                         N/A             85.7234%           14.2766%
Principal Allocation Percentage                                        N/A             85.7234%           14.2766%
Collections of Finance Chg. Receivables                      10,590,322.69        9,078,385.94       1,511,936.76
Collections of Principal Receivables                         96,398,173.96       82,635,803.66      13,762,370.29
Defaulted Amount                                              3,159,012.28        2,708,013.11         450,999.17

Ending Invested / Transferor Amounts                        581,804,582.19      500,000,000.00      81,804,582.19


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                          Class A              Class B           Interest           Total
--------------------------------------                          -------              -------           --------           -----
Principal Funding Account                                             0.00                0.00               0.00               0.00
Investment Proceeds for Monthly Period                                0.00                0.00               0.00               0.00
Reserve Draw Amount                                                   0.00                0.00               0.00               0.00
Available Reserve Account Amount                                      0.00                0.00               0.00               0.00
Reserve Account Surplus                                               0.00                0.00               0.00               0.00

Coupon August 15, 2001 - September 16, 2001                         3.8400%             4.0700%            4.5400%
Monthly Interest Due                                          1,452,000.00          149,233.33         197,679.17       1,798,912.50
Outstanding Monthly Interest Due                                      0.00                0.00               0.00               0.00
Additional Interest Due                                               0.00                0.00               0.00               0.00
Total Interest Due                                            1,452,000.00          149,233.33         197,679.17       1,798,912.50
Investor Default Amount                                       2,234,110.82          216,641.05         257,261.25       2,708,013.11
Investor Monthly Fees Due                                       687,500.00           66,666.67          79,166.67         833,333.33
Investor Additional Amounts Dues
Total Due                                                     4,373,610.82          432,541.05         534,107.08       5,340,258.94

Reallocated Investor Finance Charge Collections                                                                         9,078,385.94
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.5012%
Base Rate                                                                                                                    5.8228%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A             Class B             Interest           Total
--------------------------------------------                   -------             -------             --------           -----
Beginning Certificates Balance                              412,500,000.00       40,000,000.00      47,500,000.00     500,000,000.00
Interest Distributions                                        1,452,000.00          149,233.33         197,679.17       1,798,912.50
Principal Deposits - Prin. Funding Account                            0.00                0.00               0.00               0.00
Principal Distributions                                               0.00                0.00               0.00               0.00
Total Distributions                                           1,452,000.00          149,233.33         197,679.17       1,798,912.50
Ending Certificates Balance                                 412,500,000.00       40,000,000.00      47,500,000.00     500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.52

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.52

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after
          giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.73

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.73

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after
          giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $197,679.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $197,679.17

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,489,668.40

          a.   Class A Monthly Interest:                                                         $1,452,000.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections:                                      $2,234,110.82
          e.   Excess Spread:                                                                    $3,803,557.58

     2.   Class B Available Funds:                                                                 $726,270.87

          a.   Class B Monthly Interest:                                                           $149,233.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $577,037.54

     3.   Collateral Available Funds:                                                              $862,446.66

          a.   Excess Spread:                                                                      $862,446.66

     4.   Total Excess Spread:                                                                   $5,243,041.79

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 1999-6 Allocable Principal
          Collections:                                                                          $96,398,173.96

     3.   Principal Allocation Percentage of
          Series 1999-6 Allocable Principal
          Collections:                                                                          $82,635,803.66

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                  $82,635,803.66

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-6:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,708,013.11

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                               $85,343,816.77

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $47,500,000.00

     2.   Required Collateral Invested Amount                                                   $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                              $85,343,816.77

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 1999-6

     1.   Excess Spread:                                                                         $5,234,041.79
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $216,641.05
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $197,679.17
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $257,261.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $3,738,126.99

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.8228%
          b.   Prior Monthly Period                                                                    6.1998%
          c.   Second Prior Monthly Period                                                             6.2865%

     2.   Three Month Average Base Rate                                                                6.1031%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                   15.4631%
          c.   Second Prior Monthly Period                                                            15.0757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3467%

X. Series 2000-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Series         Total Investor       Transferors
A. Investor/Transferor Allocations                            Allocations          Interest           Interest
----------------------------------                            -----------          --------           --------
Beginning Invested /Transferor Amount                       583,271,231.62      500,000,000.00      83,271,231.62
Beginning Adjusted Invested Amount                                     N/A      500,000,000.00                N/A
Floating Allocation Percentage                                         N/A             85.7234%           14.2766%
Principal Allocation Percentage                                        N/A             85.7234%           14.2766%
Collections of Finance Chg. Receivables                      10,590,322.69        9,078,385.94       1,511,936.76
Collections of Principal Receivables                         96,398,173.96       82,635,803.66      13,762,370.29
Defaulted Amount                                              3,159,012.28        2,708,013.11         450,999.17

Ending Invested / Transferor Amounts                        581,804,582.19      500,000,000.00      81,804,582.19


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                          Class A              Class B           Interest           Total
--------------------------------------                          -------              -------           --------           -----
Principal Funding Account                                             0.00                0.00               0.00               0.00
Investment Proceeds for Monthly Period                                0.00                0.00               0.00               0.00
Reserve Draw Amount                                                   0.00                0.00               0.00               0.00
Available Reserve Account Amount                                      0.00                0.00               0.00               0.00
Reserve Account Surplus                                               0.00                0.00               0.00               0.00

Coupon August 15, 2001 - September 16, 2001                         7.2000%             7.4000%            4.5400%
Monthly Interest Due                                          2,595,000.00          185,000.00         156,062.50       2,936,062.50
Outstanding Monthly Interest Due                                      0.00                0.00               0.00               0.00
Additional Interest Due                                               0.00                0.00               0.00               0.00
Total Interest Due                                            2,595,000.00          185,000.00         156,062.50       2,936,062.50
Investor Default Amount                                       2,342,431.34          162,480.79         203,100.98       2,708,013.11
Investor Monthly Fees Due                                       720,833.33           50,000.00          62,500.00         833,333.33
Investor Additional Amounts Dues
Total Due                                                     5,658,264.67          397,480.79         421,663.48       6,477,408.94

Reallocated Investor Finance Charge Collections                                                                         9,078,385.94
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.5012%
Base Rate                                                                                                                    8.3384%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A             Class B             Interest           Total
--------------------------------------------                   -------             -------             --------           -----
Beginning Certificates Balance                              432,500,000.00       30,000,000.00      37,500,000.00     500,000,000.00
Interest Distributions                                        2,595,000.00          185,000.00         156,062.50       2,936,062.50
Principal Deposits - Prin. Funding Account                            0.00                0.00               0.00               0.00
Principal Distributions                                               0.00                0.00               0.00               0.00
Total Distributions                                           2,595,000.00          185,000.00         156,062.50       2,936,062.50
Ending Certificates Balance                                 432,500,000.00       30,000,000.00      37,500,000.00     500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $6.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $6.00

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after
          giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $6.17

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $6.17

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after
          giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $156,062.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $156,062.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,852,803.83

          a.   Class A Monthly Interest:                                                         $2,595,000.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,342,431.34
          e.   Excess Spread:                                                                    $2,915,372.49

     2.   Class B Available Funds:                                                                 $544,703.16

          a.   Class B Monthly Interest:                                                           $185,000.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $359,703.16

     3.   Collateral Available Funds:                                                              $680,878.95

          a.   Excess Spread:                                                                      $680,878.95

     4.   Total Excess Spread:                                                                   $3,955,954.60

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 2000-1 Allocable Principal
          Collections:                                                                          $96,398,173.96

     3.   Principal Allocation Percentage of
          Series 2000-1 Allocable Principal
          Collections:                                                                          $82,635,803.66

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                  $82,635,803.66

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,708,013.11

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                               $85,343,816.77

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $37,500,000.00

     2.   Required Collateral Invested Amount                                                   $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                              $85,343,816.77

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2000-1

     1.   Excess Spread:                                                                         $3,955,954.60
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $162,480.79
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $156,062.50
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $203,100.98
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $2,600,976.99

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  8.3384%
          b.   Prior Monthly Period                                                                    9.1521%
          c.   Second Prior Monthly Period                                                             8.8799%

     2.   Three Month Average Base Rate                                                                8.7901%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                   15.4631%
          c.   Second Prior Monthly Period                                                            15.0757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3467%

XI. Series 2000-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Series         Total Investor       Transferors
A. Investor/Transferor Allocations                            Allocations          Interest           Interest
----------------------------------                            -----------          --------           --------
Beginning Invested /Transferor Amount                       583,271,231.62      500,000,000.00      83,271,231.62
Beginning Adjusted Invested Amount                                     N/A      500,000,000.00                N/A
Floating Allocation Percentage                                         N/A             85.7234%           14.2766%
Principal Allocation Percentage                                        N/A             85.7234%           14.2766%
Collections of Finance Chg. Receivables                      10,590,322.69        9,078,385.94       1,511,936.76
Collections of Principal Receivables                         96,398,173.96       82,635,803.66      13,762,370.29
Defaulted Amount                                              3,159,012.28        2,708,013.11         450,999.17

Ending Invested / Transferor Amounts                        581,804,582.19      500,000,000.00      81,804,582.19


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                          Class A              Class B           Interest           Total
--------------------------------------                          -------              -------           --------           -----
Principal Funding Account                                             0.00                0.00               0.00               0.00
Investment Proceeds for Monthly Period                                0.00                0.00               0.00               0.00
Reserve Draw Amount                                                   0.00                0.00               0.00               0.00
Available Reserve Account Amount                                      0.00                0.00               0.00               0.00
Reserve Account Surplus                                               0.00                0.00               0.00               0.00

Coupon August 15, 2001 - September 16, 2001                         3.8050%             3.9900%            4.5400%
Monthly Interest Due                                          1,438,765.63          146,300.00         197,679.17       1,782,744.79
Outstanding Monthly Interest Due                                      0.00                0.00               0.00               0.00
Additional Interest Due                                               0.00                0.00               0.00               0.00
Total Interest Due                                            1,438,765.63          146,300.00         197,679.17       1,782,744.79
Investor Default Amount                                       2,234,110.82          216,641.05         257,261.25       2,708,013.11
Investor Monthly Fees Due                                       687,500.00           66,666.67          79,166.67         833,333.33
Investor Additional Amounts Dues
Total Due                                                     4,360,376.44          429,607.72         534,107.08       5,324,091.24

Reallocated Investor Finance Charge Collections                                                                         9,078,385.94
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.5012%
Base Rate                                                                                                                    5.7871%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A             Class B             Interest           Total
--------------------------------------------                   -------             -------             --------           -----
Beginning Certificates Balance                              412,500,000.00       40,000,000.00      47,500,000.00     500,000,000.00
Interest Distributions                                        1,438,765.63          146,300.00         197,679.17       1,782,744.79
Principal Deposits - Prin. Funding Account                            0.00                0.00               0.00               0.00
Principal Distributions                                               0.00                0.00               0.00               0.00
Total Distributions                                           1,438,765.63          146,300.00         197,679.17       1,782,744.79
Ending Certificates Balance                                 412,500,000.00       40,000,000.00      47,500,000.00     500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.49

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.49

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after
          giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.66

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.66

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after
          giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $197,679.17

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $197,679.17

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,489,668.40

          a.   Class A Monthly Interest:                                                         $1,438,765.63
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,234,110.82
          e.   Excess Spread:                                                                    $3,816,791.96

     2.   Class B Available Funds:                                                                 $726,270.87

          a.   Class B Monthly Interest:                                                           $146,300.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $579,970.87

     3.   Collateral Available Funds:                                                              $862,446.66

          a.   Excess Spread:                                                                      $862,446.66

     4.   Total Excess Spread:                                                                   $5,259,209.49

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 2000-2 Allocable Principal
          Collections:                                                                          $96,398,173.96

     3.   Principal Allocation Percentage of
          Series 2000-2 Allocable Principal
          Collections:                                                                          $82,635,803.66

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                  $82,635,803.66

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,708,013.11

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                               $85,343,816.77

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $47,500,000.00

     2.   Required Collateral Invested Amount                                                   $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                              $85,343,816.77

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2000-2

     1.   Excess Spread:                                                                         $5,259,209.49
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $216,641.05
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest                                                   $197,679.17
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $257,261.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $3,754,294.70

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.7871%
          b.   Prior Monthly Period                                                                    6.1641%
          c.   Second Prior Monthly Period                                                             6.2507%

     2.   Three Month Average Base Rate                                                                6.0673%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                   15.4631%
          c.   Second Prior Monthly Period                                                            15.0757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3467%

XII. Series 2000-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Series         Total Investor       Transferors
A. Investor/Transferor Allocations                            Allocations          Interest           Interest
----------------------------------                            -----------          --------           --------
Beginning Invested /Transferor Amount                     1,166,542,463.24    1,000,000,000.00     166,542,463.24
Beginning Adjusted Invested Amount                                     N/A    1,000,000,000.00                N/A
Floating Allocation Percentage                                         N/A             85.7234%           14.2766%
Principal Allocation Percentage                                        N/A             85.7234%           14.2766%
Collections of Finance Chg. Receivables                      21,180,645.38       18,156,771.87       3,023,873.51
Collections of Principal Receivables                        192,796,347.91      165,271,607.33      27,524,740.59
Defaulted Amount                                              6,318,024.57        5,416,026.22         901,998.35

Ending Invested / Transferor Amounts                      1,163,609,164.38    1,000,000,000.00     163,609,164.38


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                          Class A              Class B           Interest           Total
--------------------------------------                          -------              -------           --------           -----
Principal Funding Account                                             0.00                0.00               0.00               0.00
Investment Proceeds for Monthly Period                                0.00                0.00               0.00               0.00
Reserve Draw Amount                                                   0.00                0.00               0.00               0.00
Available Reserve Account Amount                                      0.00                0.00               0.00               0.00
Reserve Account Surplus                                               0.00                0.00               0.00               0.00

Coupon August 15, 2001 - September 16, 2001                         3.8000%             3.9900%            4.4400%
Monthly Interest Due                                          2,873,750.00          292,600.00         386,650.00       3,553,000.00
Outstanding Monthly Interest Due                                      0.00                0.00               0.00               0.00
Additional Interest Due                                               0.00                0.00               0.00               0.00
Total Interest Due                                            2,873,750.00          292,600.00         386,650.00       3,553,000.00
Investor Default Amount                                       4,468,221.63          433,282.10         514,522.49       5,416,026.22
Investor Monthly Fees Due                                     1,375,000.00          133,333.33         158,333.33       1,666,666.67
Investor Additional Amounts Dues
Total Due                                                     8,716,971.63          859,215.43       1,059,505.82      10,635,692.89

Reallocated Investor Finance Charge Collections                                                                        18,156,771.87
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.5012%
Base Rate                                                                                                                    5.7733%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A             Class B             Interest           Total
--------------------------------------------                   -------             -------             --------           -----
Beginning Certificates Balance                              825,000,000.00       80,000,000.00      95,000,000.00   1,000,000,000.00
Interest Distributions                                        2,873,750.00          292,600.00         386,650.00       3,553,000.00
Principal Deposits - Prin. Funding Account                            0.00                0.00               0.00               0.00
Principal Distributions                                               0.00                0.00               0.00               0.00
Total Distributions                                           2,873,750.00          292,600.00         386,650.00       3,553,000.00
Ending Certificates Balance                                 825,000,000.00       80,000,000.00      95,000,000.00   1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.48

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.48

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after
          giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.66

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.66

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after
          giving effect to all transactions on such
          Distribution Date:                                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $386,650.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $386,650.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,979,336.79

          a.   Class A Monthly Interest:                                                         $2,873,750.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $4,468,221.63
          e.   Excess Spread:                                                                    $7,637,365.16

     2.   Class B Available Funds:                                                               $1,452,541.75

          a.   Class B Monthly Interest:                                                           $292,600.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,159,941.75

     3.   Collateral Available Funds:                                                            $1,724,893.33

          a.   Excess Spread:                                                                    $1,724,893.33

     4.   Total Excess Spread:                                                                  $10,522,200.24

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 2000-3 Allocable Principal
          Collections:                                                                         $192,796,347.91

     3.   Principal Allocation Percentage of
          Series 2000-3 Allocable Principal
          Collections:                                                                         $165,271,607.33

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $165,271,607.33

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $5,416,026.22

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $170,687,633.55

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $95,000,000.00

     2.   Required Collateral Invested Amount                                                   $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $170,687,633.55


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2000-3

     1.   Excess Spread:                                                                        $10,522,200.24
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $433,282.10
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $386,650.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $514,522.49
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,521,078.98


O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.7733%
          b.   Prior Monthly Period                                                                    6.1503%
          c.   Second Prior Monthly Period                                                             6.2369%

     2.   Three Month Average Base Rate                                                                6.0535%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                   15.4631%
          c.   Second Prior Monthly Period                                                            15.0757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3467%


XIII. Series 2000-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                                Series         Total Investor      Transferors
A. Investor/Transferor Allocations                           Allocations         Interest          Interest
----------------------------------                           -----------         --------          --------
Beginning Invested /Transferor Amount                     1,413,991,783.62   1,212,122,000.00    201,869,783.62
Beginning Adjusted Invested Amount                                     N/A   1,212,122,000.00               N/A
Floating Allocation Percentage                                         N/A           85.7234%          14.2766%
Principal Allocation Percentage                                        N/A           85.7234%          14.2766%
Collections of Finance Chg. Receivables                      25,673,526.24      22,008,222.63      3,665,303.61
Collections of Principal Receivables                        233,692,694.83     200,329,351.22     33,363,343.61
Defaulted Amount                                              7,658,216.58       6,564,884.54      1,093,332.04

Ending Invested / Transferor Amounts                      1,410,436,267.54   1,212,122,000.00    198,314,267.54


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A            Class B          Interest              Total
--------------------------------------                        -------            -------          --------              -----
Principal Funding Account                                             0.00               0.00              0.00                0.00
Investment Proceeds for Monthly Period                                0.00               0.00              0.00                0.00
Reserve Draw Amount                                                   0.00               0.00              0.00                0.00
Available Reserve Account Amount                                      0.00               0.00              0.00                0.00
Reserve Account Surplus                                               0.00               0.00              0.00                0.00

Coupon August 15, 2001 - September 16, 2001                        4.0150%            4.2400%           4.4900%
Monthly Interest Due                                          3,680,416.67         376,890.07        473,946.44        4,531,253.17
Outstanding Monthly Interest Due                                      0.00               0.00              0.00                0.00
Additional Interest Due                                               0.00               0.00              0.00                0.00
Total Interest Due                                            3,680,416.67         376,890.07        473,946.44        4,531,253.17
Investor Default Amount                                       5,416,026.22         525,192.06        623,666.25        6,564,884.54
Investor Monthly Fees Due                                     1,666,666.67         161,616.67        191,920.00        2,020,203.33
Investor Additional Amounts Dues
Total Due                                                    10,763,109.55       1,063,698.80      1,289,532.69       13,116,341.04

Reallocated Investor Finance Charge Collections                                                                       22,008,222.63
Interest and Principal Funding Investment Proceeds                                                                        22,171.34
Series Adjusted Portfolio Yield                                                                                            15.5235%
Base Rate                                                                                                                   5.9782%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A            Class B          Interest              Total
--------------------------------------------                  -------            -------          --------              -----
Beginning Certificates Balance                            1,000,000,000.00      96,970,000.00    115,152,000.00    1,212,122,000.00
Interest Distributions                                        3,680,416.67         376,890.07        473,946.44        4,531,253.17
Interest Deposits - Interest Funding Account                 (3,680,416.67)       (376,890.07)             0.00       (4,057,306.73)
Interest Funding Account Distributions                       10,483,611.11       1,073,565.64              0.00       11,557,176.76
Principal Deposits - Prin. Funding Account                            0.00               0.00              0.00                0.00
Principal Distributions                                               0.00               0.00              0.00                0.00
Total Distributions                                          10,483,611.11       1,073,565.64        473,946.44       12,031,123.20
Ending Interest Funding Account Balance                               0.00               0.00              0.00                0.00
Ending Certificates Balance                               1,000,000,000.00      96,970,000.00    115,152,000.00    1,212,122,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.


     1.   Total amount of the distribution                                                               $3.68

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.68

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution Date:                                                    $0.00


F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.89

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.89

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.


     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $473,946.44

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $473,946.44

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.


     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.Class A Available Funds (Includes Int. Income from IFA):                                 $18,178,943.21

          a.   Class A Monthly Interest:                                                         $3,680,416.67
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $5,416,026.22
          e.   Excess Spread:                                                                    $9,082,500.32

     2.   Class B Available Funds:                                                               $1,760,662.17

          a.   Class B Monthly Interest:                                                           $376,890.07
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,383,772.10

     3.   Collateral Available Funds:                                                            $2,090,788.59

          a.   Excess Spread:                                                                    $2,090,788.59

     4.   Total Excess Spread:                                                                  $12,557,061.02

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 2000-4 Allocable Principal
          Collections:                                                                         $233,692,694.83

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                                                         $200,329,351.22

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $200,329,351.22

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $6,564,884.54

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $206,894,235.75

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                           $115,152,000.00

     2.   Required Collateral Invested Amount                                                  $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $206,894,235.75



M.   Application of Principal Collections During Accumulation or Amortization
Period.
     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2000-4

     1.   Excess Spread:                                                                        $12,557,061.02
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $525,192.06
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $473,946.44
     9.   Applied to unpaid Monthly Servicing Fee:                                               $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $623,666.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $8,914,052.93

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.9782%
          b.   Prior Monthly Period                                                                    6.1808%
          c.   Second Prior Monthly Period                                                             6.1299%

     2.   Three Month Average Base Rate                                                                6.0963%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5235%
          b.   Prior Monthly Period                                                                   15.4745%
          c.   Second Prior Monthly Period                                                            15.0772%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3584%


XIV. Series 2000-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                              Series             Total Investor      Transferors
A. Investor/Transferor Allocations                          Allocations             Interest          Interest
----------------------------------                          -----------             --------          --------

Beginning Invested /Transferor Amount                      919,093,142.85         787,878,000.00    131,215,142.85
Beginning Adjusted Invested Amount                                    N/A         787,878,000.00               N/A
Floating Allocation Percentage                                        N/A               85.7234%          14.2766%
Principal Allocation Percentage                                       N/A               85.7234%          14.2766%
Collections of Finance Chg. Receivables                     16,687,764.52          14,305,321.11      2,382,443.41
Collections of Principal Receivables                       151,900,001.00         130,213,863.44     21,686,137.56
Defaulted Amount                                             4,977,832.56           4,267,167.91        710,664.65

Ending Invested / Transferor Amounts                       916,782,061.21         787,878,000.00    128,904,061.21


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A                Class B          Interest           Total
--------------------------------------                        -------                -------          --------           -----
Principal Funding Account                                            0.00                   0.00              0.00             0.00
Investment Proceeds for Monthly Period                               0.00                   0.00              0.00             0.00
Reserve Draw Amount                                                  0.00                   0.00              0.00             0.00
Available Reserve Account Amount                                     0.00                   0.00              0.00             0.00
Reserve Account Surplus                                              0.00                   0.00              0.00             0.00

Coupon August 15, 2001 - September 16, 2001                       3.7800%                4.0200%           4.4900%
Monthly Interest Due                                         2,252,250.00             232,265.55        308,061.89     2,792,577.44
Outstanding Monthly Interest Due                                     0.00                   0.00              0.00             0.00
Additional Interest Due                                              0.00                   0.00              0.00             0.00
Total Interest Due                                           2,252,250.00             232,265.55        308,061.89     2,792,577.44
Investor Default Amount                                      3,520,417.04             341,372.13        405,378.73     4,267,167.91
Investor Monthly Fees Due                                    1,083,333.33             105,050.00        124,746.67     1,313,130.00
Investor Additional Amounts Dues
Total Due                                                    6,856,000.38             678,687.68        838,187.29     8,372,875.35

Reallocated Investor Finance Charge Collections                                                                       14,305,321.11
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            15.5012%
Base Rate                                                                                                                   5.7638%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A                Class B          Interest           Total
--------------------------------------------                  -------                -------          --------           -----
Beginning Certificates Balance                             650,000,000.00          63,030,000.00     74,848,000.00   787,878,000.00
Interest Distributions                                       2,252,250.00             232,265.55        308,061.89     2,792,577.44
Principal Deposits - Prin. Funding Account                           0.00                   0.00              0.00             0.00
Principal Distributions                                              0.00                   0.00              0.00             0.00
Total Distributions                                          2,252,250.00             232,265.55        308,061.89     2,792,577.44
Ending Certificates Balance                                650,000,000.00          63,030,000.00     74,848,000.00   787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.


     1.   Total amount of the distribution                                                               $3.47

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.47

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.69

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.69

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $308,061.89

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $308,061.89

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,801,901.72

          a.   Class A Monthly Interest:                                                         $2,252,250.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,520,417.04
          e.   Excess Spread:                                                                    $6,029,234.67

     2.   Class B Available Funds:                                                               $1,144,421.33

          a.   Class B Monthly Interest:                                                           $232,265.55
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $912,155.78

     3.   Collateral Available Funds:                                                            $1,358,998.06

          a.   Excess Spread:                                                                    $1,358,998.06

     4.   Total Excess Spread:                                                                   $8,300,388.51

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 2000-5 Allocable Principal
          Collections:                                                                         $151,900,001.00

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                                                         $130,213,863.44

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $130,213,863.44

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,267,167.91

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $134,481,031.35

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $74,848,000.00

     2.   Required Collateral Invested Amount                                                   $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $134,481,031.35



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2000-5

     1.   Excess Spread:                                                                         $8,300,388.51
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $341,372.13
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $308,061.89
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $405,378.73
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,932,445.76

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.7638%
          b.   Prior Monthly Period                                                                    6.1408%
          c.   Second Prior Monthly Period                                                             6.2274%

     2.   Three Month Average Base Rate                                                                6.0440%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                   15.4631%
          c.   Second Prior Monthly Period                                                            15.0757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3467%



XV. Series 2001-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor       Transferors
A. Investor/Transferor Allocations                         Allocations         Interest           Interest
----------------------------------                         -----------         --------           --------
Beginning Invested /Transferor Amount                     874,906,847.43     750,000,000.00     124,906,847.43
Beginning Adjusted Invested Amount                                   N/A     750,000,000.00                N/A
Floating Allocation Percentage                                       N/A           85.7234%           14.2766%
Principal Allocation Percentage                                      N/A           85.7234%           14.2766%
Collections of Finance Chg. Receivables                    15,885,484.04      13,617,578.90       2,267,905.13
Collections of Principal Receivables                      144,597,260.94     123,953,705.50      20,643,555.44
Defaulted Amount                                            4,738,518.43       4,062,019.67         676,498.76

Ending Invested / Transferor Amounts                      872,706,873.28     750,000,000.00     122,706,873.28


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                       Class A            Class B           Interest            Total
--------------------------------------                       -------            -------           --------            -----
Principal Funding Account                                           0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                              0.00               0.00               0.00              0.00
Reserve Draw Amount                                                 0.00               0.00               0.00              0.00
Available Reserve Account Amount                                    0.00               0.00               0.00              0.00
Reserve Account Surplus                                             0.00               0.00               0.00              0.00

Coupon August 15, 2001 - September 16, 2001                      3.7800%            4.0600%            4.5900%
Monthly Interest Due                                        2,143,968.75         223,300.00         299,784.38      2,667,053.13
Outstanding Monthly Interest Due                                    0.00               0.00               0.00              0.00
Additional Interest Due                                             0.00               0.00               0.00              0.00
Total Interest Due                                          2,143,968.75         223,300.00         299,784.38      2,667,053.13
Investor Default Amount                                     3,351,166.22         324,961.57         385,891.87      4,062,019.67
Investor Monthly Fees Due                                   1,031,250.00         100,000.00         118,750.00      1,250,000.00
Investor Additional Amounts Dues
Total Due                                                   6,526,384.97         648,261.57         804,426.24      7,979,072.79

Reallocated Investor Finance Charge Collections                                                                    13,617,578.90
Interest and Principal Funding Investment Proceeds                                                                          0.00
Series Adjusted Portfolio Yield                                                                                         15.5012%
Base Rate                                                                                                                5.7767%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                 Class A            Class B           Interest            Total
--------------------------------------------                 -------            -------           --------            -----
Beginning Certificates Balance                            618,750,000.00      60,000,000.00      71,250,000.00    750,000,000.00
Interest Distributions                                      2,143,968.75         223,300.00         299,784.38      2,667,053.13
Principal Deposits - Prin. Funding Account                          0.00               0.00               0.00              0.00
Principal Distributions                                             0.00               0.00               0.00              0.00
Total Distributions                                         2,143,968.75         223,300.00         299,784.38      2,667,053.13
Ending Certificates Balance                               618,750,000.00      60,000,000.00      71,250,000.00    750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.47

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.47

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.72

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.72

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $299,784.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $299,784.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,234,502.60

          a.   Class A Monthly Interest:                                                         $2,143,968.75
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,351,166.22
          e.   Excess Spread:                                                                    $5,739,367.62

     2.   Class B Available Funds:                                                               $1,089,406.31

          a.   Class B Monthly Interest:                                                           $223,300.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $866,106.31

     3.   Collateral Available Funds:                                                            $1,293,670.00

          a.   Excess Spread:                                                                    $1,293,670.00

     4.   Total Excess Spread:                                                                   $7,899,143.93

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 2001-1 Allocable Principal
          Collections:                                                                         $144,597,260.94

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                                                         $123,953,705.50

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $123,953,705.50

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,062,019.67

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $128,015,725.16

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $71,250,000.00

     2.   Required Collateral Invested Amount                                                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $128,015,725.16



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-1

     1.   Excess Spread:                                                                         $7,899,143.93
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $324,961.57
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $299,784.38
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $385,891.87
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,638,506.11

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.7767%
          b.   Prior Monthly Period                                                                    6.1536%
          c.   Second Prior Monthly Period                                                             6.2403%

     2.   Three Month Average Base Rate6                                                               6.0569%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                   15.4631%
          c.   Second Prior Monthly Period                                                            15.0757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3467%


XVI. Series 2001-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                              Series         Total Investor      Transferors
A. Investor/Transferor Allocations                          Allocations         Interest          Interest
----------------------------------                          -----------      --------------      ------------
Beginning Invested /Transferor Amount                      291,635,615.81     250,000,000.00     41,635,615.81
Beginning Adjusted Invested Amount                                    N/A     250,000,000.00               N/A
Floating Allocation Percentage                                        N/A           85.7234%          14.2766%
Principal Allocation Percentage                                       N/A           85.7234%          14.2766%
Collections of Finance Chg. Receivables                      5,295,161.35       4,539,192.97        755,968.38
Collections of Principal Receivables                        48,199,086.98      41,317,901.83      6,881,185.15
Defaulted Amount                                             1,579,506.14       1,354,006.56        225,499.59

Ending Invested / Transferor Amounts                       290,902,291.09     250,000,000.00     40,902,291.09


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                        Class A            Class B          Interest               Total
--------------------------------------                        -------            -------        -----------             -----
Principal Funding Account                                            0.00               0.00              0.00                0.00
Investment Proceeds for Monthly Period                               0.00               0.00              0.00                0.00
Reserve Draw Amount                                                  0.00               0.00              0.00                0.00
Available Reserve Account Amount                                     0.00               0.00              0.00                0.00
Reserve Account Surplus                                              0.00               0.00              0.00                0.00

Coupon August 15, 2001 - September 16, 2001                       5.5300%            5.8300%           4.4900%
Monthly Interest Due                                           996,552.08          72,875.00         77,171.88        1,146,598.96
Outstanding Monthly Interest Due                                     0.00               0.00              0.00                0.00
Additional Interest Due                                              0.00               0.00              0.00                0.00
Total Interest Due                                             996,552.08          72,875.00         77,171.88        1,146,598.96
Investor Default Amount                                      1,171,215.67          81,240.39        101,550.49        1,354,006.56
Investor Monthly Fees Due                                      360,416.67          25,000.00         31,250.00          416,666.67
Investor Additional Amounts Dues
Total Due                                                    2,528,184.42         179,115.39        209,972.37        2,917,272.18

Reallocated Investor Finance Charge Collections                                                                       4,539,192.97
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           15.5012%
Base Rate                                                                                                                  6.9163%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A            Class B          Interest              Total
--------------------------------------------                  -------            -------        -----------             -----
Beginning Certificates Balance                             216,250,000.00      15,000,000.00     18,750,000.00      250,000,000.00
Interest Distributions                                         996,552.08          72,875.00         77,171.88        1,146,598.96
Principal Deposits - Prin. Funding Account                           0.00               0.00              0.00                0.00
Principal Distributions                                              0.00               0.00              0.00                0.00
Totalt Distributions                                           996,552.08          72,875.00         77,171.88        1,146,598.96
Ending Certificates Balance                                216,250,000.00      15,000,000.00     18,750,000.00      250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.61

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class A
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                                                     $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),(d), and (e) of the definition of Class B Invested Amount on such Distribution
Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution Date:                                                    $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                          $77,171.88

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                         $77,171.88

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $3,926,401.92

          a.   Class A Monthly Interest:                                                           $996,552.08
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,171,215.67
          e.   Excess Spread:                                                                    $1,758,634.16

     2.   Class B Available Funds:                                                                 $272,351.58

          a.   Class B Monthly Interest:                                                            $72,875.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $199,476.58

     3.   Collateral Available Funds:                                                              $340,439.47

          a.   Excess Spread:                                                                      $340,439.47

     4.   Total Excess Spread:                                                                   $2,298,550.21

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 2001-2 Allocable Principal
          Collections:                                                                          $48,199,086.98

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                                                          $41,317,901.83

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                  $41,317,901.83

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,354,006.56

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                               $42,671,908.39

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $18,750,000.00

     2.   Required Collateral Invested Amount                                                   $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                              $42,671,908.39



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-2

     1.   Excess Spread:                                                                         $2,298,550.21
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $81,240.39
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                   $77,171.88
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $101,550.49
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $1,621,920.79

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.9163%
          b.   Prior Monthly Period                                                                    7.5882%
          c.   Second Prior Monthly Period                                                             7.3663%

     2.   Three Month Average Base Rate                                                                7.2903%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                   15.4631%
          c.   Second Prior Monthly Period                                                            15.0757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3467%


XVII. Series 2001-3 Certificates


------------------------------------------------------------------------------------------------------------------------------------
                                                             Series        Total Investor      Transferors
A. Investor/Transferor Allocations                         Allocations        Interest          Interest
----------------------------------                         -----------        --------          --------
Beginning Invested /Transferor Amount                     874,906,847.43    750,000,000.00    124,906,847.43
Beginning Adjusted Invested Amount                                   N/A    750,000,000.00               N/A
Floating Allocation Percentage                                       N/A          85.7234%          14.2766%
Principal Allocation Percentage                                      N/A          85.7234%          14.2766%
Collections of Finance Chg. Receivables                    15,885,484.04     13,617,578.90      2,267,905.13
Collections of Principal Receivables                      144,597,260.94    123,953,705.50     20,643,555.44
Defaulted Amount                                            4,738,518.43      4,062,019.67        676,498.76

Ending Invested / Transferor Amounts                      872,706,873.28    750,000,000.00    122,706,873.28


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                       Class A           Class B          Interest            Total
--------------------------------------                       -------           -------          --------            -----
Principal Funding Account                                           0.00              0.00              0.00              0.00
Investment Proceeds for Monthly Period                              0.00              0.00              0.00              0.00
Reserve Draw Amount                                                 0.00              0.00              0.00              0.00
Available Reserve Account Amount                                    0.00              0.00              0.00              0.00
Reserve Account Surplus                                             0.00              0.00              0.00              0.00

Coupon August 15, 2001 - September 16, 2001                      3.7700%           4.0200%           4.4900%
Monthly Interest Due                                        2,138,296.88        221,100.00        293,253.13      2,652,650.00
Outstanding Monthly Interest Due                                    0.00              0.00              0.00              0.00
Additional Interest Due                                             0.00              0.00              0.00              0.00
Total Interest Due                                          2,138,296.88        221,100.00        293,253.13      2,652,650.00
Investor Default Amount                                     3,351,166.22        324,961.57        385,891.87      4,062,019.67
Investor Monthly Fees Due                                   1,031,250.00        100,000.00        118,750.00      1,250,000.00
Investor Additional Amounts Dues
Total Due                                                   6,520,713.10        646,061.57        797,894.99      7,964,669.67

Reallocated Investor Finance Charge Collections                                                                  13,617,578.90
Interest and Principal Funding Investment Proceeds                                                                        0.00
Series Adjusted Portfolio Yield                                                                                       15.5012%
Base Rate                                                                                                              5.7554%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                 Class A           Class B          Interest            Total
--------------------------------------------                 -------           -------          --------            -----
Beginning Certificates Balance                            618,750,000.00     60,000,000.00     71,250,000.00    750,000,000.00
Interest Distributions                                      2,138,296.88        221,100.00        293,253.13      2,652,650.00
Principal Deposits - Prin. Funding Account                          0.00              0.00              0.00              0.00
Principal Distributions                                             0.00              0.00              0.00              0.00
Total Distributions                                         2,138,296.88        221,100.00        293,253.13      2,652,650.00
Ending Certificates Balance                               618,750,000.00     60,000,000.00     71,250,000.00    750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.46

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.46

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.69

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.69

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution Date:                                                    $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $293,253.13

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $293,253.13

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,234,502.60

          a.   Class A Monthly Interest:                                                         $2,138,296.88
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,351,166.22
          e.   Excess Spread:                                                                    $5,745,039.50

     2.   Class B Available Funds:                                                               $1,089,406.31

          a.   Class B Monthly Interest:                                                           $221,100.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $868,306.31

     3.   Collateral Available Funds:                                                            $1,293,670.00

          a.   Excess Spread:                                                                    $1,293,670.00

     4.   Total Excess Spread:                                                                   $7,907,015.80

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 2001-3 Allocable Principal
          Collections:                                                                         $144,597,260.94

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                                                         $123,953,705.50

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $123,953,705.50

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,062,019.67

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $128,015,725.16

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $71,250,000.00

     2.   Required Collateral Invested Amount                                                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $128,015,725.16



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-3

     1.   Excess Spread:                                                                         $7,907,015.80
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $324,961.57
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $293,253.13
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $385,891.87
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,652,909.24

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.7554%
          b.   Prior Monthly Period                                                                    6.1324%
          c.   Second Prior Monthly Period                                                             6.2191%

     2.   Three Month Average Base Rate                                                                6.0356%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                   15.4631%
          c.   Second Prior Monthly Period                                                            15.0757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3467%


XVIII. Series 2001-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                          Series       Total Investor      Transferors
A. Investor/Transferor Allocations                      Allocations       Interest          Interest
----------------------------------                      -----------       --------          --------
Beginning Invested /Transferor Amount                  845,743,285.85   725,000,000.00    120,743,285.85
Beginning Adjusted Invested Amount                                N/A   725,000,000.00               N/A
Floating Allocation Percentage                                    N/A         85.7234%          14.2766%
Principal Allocation Percentage                                   N/A         85.7234%          14.2766%
Collections of Finance Chg. Receivables                 15,355,967.90    13,163,659.61      2,192,308.30
Collections of Principal Receivables                   139,777,352.24   119,821,915.31     19,955,436.93
Defaulted Amount                                         4,580,567.81     3,926,619.01        653,948.80

Ending Invested / Transferor Amounts                   843,616,644.17   725,000,000.00    118,616,644.17


------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Collateral
B. Monthly Period Funding Requirements                    Class A          Class B          Interest             Total
--------------------------------------                    -------          -------          --------             -----
Principal Funding Account                                        0.00             0.00              0.00               0.00
Investment Proceeds for Monthly Period                           0.00             0.00              0.00               0.00
Reserve Draw Amount                                              0.00             0.00              0.00               0.00
Available Reserve Account Amount                                 0.00             0.00              0.00               0.00
Reserve Account Surplus                                          0.00             0.00              0.00               0.00

Coupon August 15, 2001 - September 16, 2001                   3.7700%          4.0200%           4.5900%
Monthly Interest Due                                     2,067,020.31       213,730.00        289,791.56       2,570,541.88
Outstanding Monthly Interest Due                                 0.00             0.00              0.00               0.00
Additional Interest Due                                          0.00             0.00              0.00               0.00
Total Interest Due                                       2,067,020.31       213,730.00        289,791.56       2,570,541.88
Investor Default Amount                                  3,239,460.68       314,129.52        373,028.81       3,926,619.01
Investor Monthly Fees Due                                  996,875.00        96,666.67        114,791.67       1,208,333.33
Investor Additional Amounts Dues
Total Due                                                6,303,356.00       624,526.19        777,612.04       7,705,494.22

Reallocated Investor Finance Charge Collections                                                               13,163,659.61
Interest and Principal Funding Investment Proceeds                                                                     0.00
Series Adjusted Portfolio Yield                                                                                    15.5012%
Base Rate                                                                                                           5.7651%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Collateral
C. Certificates - Balances and Distributions              Class A          Class B          Interest             Total
--------------------------------------------              -------          -------          --------             -----
Beginning Certificates Balance                         598,125,000.00    58,000,000.00     68,875,000.00     725,000,000.00
Interest Distributions                                   2,067,020.31       213,730.00        289,791.56       2,570,541.88
Principal Deposits - Prin. Funding Account                       0.00             0.00              0.00               0.00
Principal Distributions                                          0.00             0.00              0.00               0.00
Total Distributions                                      2,067,020.31       213,730.00        289,791.56       2,570,541.88
Ending Certificates Balance                            598,125,000.00    58,000,000.00     68,875,000.00     725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.46

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.46

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.69

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.69

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $289,791.56

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $289,791.56

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,860,019.18

          a.   Class A Monthly Interest:                                                         $2,067,020.31
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,239,460.68
          e.   Excess Spread:                                                                    $5,553,538.18

     2.   Class B Available Funds:                                                               $1,053,092.77

          a.   Class B Monthly Interest:                                                           $213,730.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $839,362.77

     3.   Collateral Available Funds:                                                            $1,250,547.66

          a.   Excess Spread:                                                                    $1,250,547.66

     4.   Total Excess Spread:                                                                   $7,643,448.61

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 2001-4 Allocable Principal
          Collections:                                                                         $139,777,352.24

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                                                         $119,821,915.31

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $119,821,915.31

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,926,619.01

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $123,748,534.32

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $68,875,000.00

     2.   Required Collateral Invested Amount                                                   $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $123,748,534.32



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-4

     1.   Excess Spread:                                                                         $7,643,448.61
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $314,129.52
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $289,791.56
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $373,028.81
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,458,165.39

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.7651%
          b.   Prior Monthly Period                                                                    6.1420%
          c.   Second Prior Monthly Period                                                             6.2287%

     2.   Three Month Average Base Rate                                                                6.0453%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                   15.4631%
          c.   Second Prior Monthly Period                                                            15.0757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3467%


XIX. Series 2001-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                           Series        Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations        Interest           Interest
----------------------------------                       -----------        --------           --------
Beginning Invested /Transferor Amount                   583,271,231.62    500,000,000.00      83,271,231.62
Beginning Adjusted Invested Amount                                 N/A    500,000,000.00                N/A
Floating Allocation Percentage                                     N/A          85.7234%           14.2766%
Principal Allocation Percentage                                    N/A          85.7234%           14.2766%
Collections of Finance Chg. Receivables                  10,590,322.69      9,078,385.94       1,511,936.76
Collections of Principal Receivables                     96,398,173.96     82,635,803.66      13,762,370.29
Defaulted Amount                                          3,159,012.28      2,708,013.11         450,999.17

Ending Invested / Transferor Amounts                    581,804,582.19    500,000,000.00      81,804,582.19


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                     Class A           Class B           Interest              Total
--------------------------------------                     -------           -------           --------              -----
Principal Funding Account                                         0.00              0.00               0.00                0.00
Investment Proceeds for Monthly Period                            0.00              0.00               0.00                0.00
Reserve Draw Amount                                               0.00              0.00               0.00                0.00
Available Reserve Account Amount                                  0.00              0.00               0.00                0.00
Reserve Account Surplus                                           0.00              0.00               0.00                0.00

Coupon August 15, 2001 - September 16, 2001                    3.8200%           4.0900%            4.6900%
Monthly Interest Due                                      1,444,437.50        149,966.67         204,210.42        1,798,614.58
Outstanding Monthly Interest Due                                  0.00              0.00               0.00                0.00
Additional Interest Due                                           0.00              0.00               0.00                0.00
Total Interest Due                                        1,444,437.50        149,966.67         204,210.42        1,798,614.58
Investor Default Amount                                   2,234,110.82        216,641.05         257,261.25        2,708,013.11
Investor Monthly Fees Due                                   687,500.00         66,666.67          79,166.67          833,333.33
Investor Additional Amounts Dues
Total Due                                                 4,366,048.32        433,274.38         540,638.33        5,339,961.03

Reallocated Investor Finance Charge Collections                                                                    9,078,385.94
Interest and Principal Funding Investment Proceeds                                                                         0.00
Series Adjusted Portfolio Yield                                                                                        15.5012%
Base Rate                                                                                                               5.8222%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions               Class A           Class B           Interest              Total
--------------------------------------------               -------           -------           --------              -----
Beginning Certificates Balance                          412,500,000.00     40,000,000.00      47,500,000.00      500,000,000.00
Interest Distributions                                    1,444,437.50        149,966.67         204,210.42        1,798,614.58
Principal Deposits - Prin. Funding Account                        0.00              0.00               0.00                0.00
Principal Distributions                                           0.00              0.00               0.00                0.00
Total Distributions                                       1,444,437.50        149,966.67         204,210.42        1,798,614.58
Ending Certificates Balance                             412,500,000.00     40,000,000.00      47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.50

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.50

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.75

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.75

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $204,210.42

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $204,210.42

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,489,668.40

          a.   Class A Monthly Interest:                                                         $1,444,437.50
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,234,110.82
          e.   Excess Spread:                                                                    $3,811,120.08

     2.   Class B Available Funds:                                                                 $726,270.87

          a.   Class B Monthly Interest:                                                           $149,966.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $576,304.21

     3.   Collateral Available Funds:                                                              $862,446.66

          a.   Excess Spread:                                                                      $862,446.66

     4.   Total Excess Spread:                                                                   $5,249,870.95

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 2001-5 Allocable Principal
          Collections:                                                                          $96,398,173.96

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                                                          $82,635,803.66

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                  $82,635,803.66

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,708,013.11

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                               $85,343,816.77

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $47,500,000.00

     2.   Required Collateral Invested Amount                                                   $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                              $85,343,816.77



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-5

     1.   Excess Spread:                                                                         $5,249,870.95
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $216,641.05
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $204,210.42
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $257,261.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $3,738,424.91

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.8222%
          b.   Prior Monthly Period                                                                    6.1992%
          c.   Second Prior Monthly Period                                                             6.2858%

     2.   Three Month Average Base Rate                                                                6.1024%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                   15.4631%
          c.   Second Prior Monthly Period                                                            15.0757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3467%


XX. Series 2001-6 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor       Transferors
A. Investor/Transferor Allocations                         Allocations          Interest           Interest
----------------------------------                         -----------          --------           --------
Beginning Invested /Transferor Amount                     816,579,724.26      700,000,000.00     116,579,724.26
Beginning Adjusted Invested Amount                                   N/A      700,000,000.00                N/A
Floating Allocation Percentage                                       N/A            85.7234%           14.2766%
Principal Allocation Percentage                                      N/A            85.7234%           14.2766%
Collections of Finance Chg. Receivables                    14,826,451.77       12,709,740.31       2,116,711.46
Collections of Principal Receivables                      134,957,443.54      115,690,125.13      19,267,318.41
Defaulted Amount                                            4,422,617.20        3,791,218.35         631,398.84

Ending Invested / Transferor Amounts                      814,526,415.06      700,000,000.00     114,526,415.06


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A             Class B           Interest            Total
--------------------------------------                       -------             -------           --------            -----
Principal Funding Account                                           0.00                0.00               0.00              0.00
Investment Proceeds for Monthly Period                              0.00                0.00               0.00              0.00
Reserve Draw Amount                                                 0.00                0.00               0.00              0.00
Available Reserve Account Amount                                    0.00                0.00               0.00              0.00
Reserve Account Surplus                                             0.00                0.00               0.00              0.00

Coupon August 15, 2001 - September 16, 2001                      3.7600%             3.9900%            4.5900%
Monthly Interest Due                                        1,990,450.00          204,820.00         279,798.75      2,475,068.75
Outstanding Monthly Interest Due                                    0.00                0.00               0.00              0.00
Additional Interest Due                                             0.00                0.00               0.00              0.00
Total Interest Due                                          1,990,450.00          204,820.00         279,798.75      2,475,068.75
Investor Default Amount                                     3,127,755.14          303,297.47         360,165.74      3,791,218.35
Investor Monthly Fees Due                                     962,500.00           93,333.33         110,833.33      1,166,666.67
Investor Additional Amounts Dues
Total Due                                                   6,080,705.14          601,450.80         750,797.83      7,432,953.77

Reallocated Investor Finance Charge Collections                                                                     12,709,740.31
Interest and Principal Funding Investment Proceeds                                                                           0.00
Series Adjusted Portfolio Yield                                                                                          15.5012%
Base Rate                                                                                                                 5.7543%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                 Class A             Class B           Interest            Total
--------------------------------------------                 -------             -------           --------            -----
Beginning Certificates Balance                            577,500,000.00       56,000,000.00      66,500,000.00    700,000,000.00
Interest Distributions                                      1,990,450.00          204,820.00         279,798.75      2,475,068.75
Principal Deposits - Prin. Funding Account                          0.00                0.00               0.00              0.00
Principal Distributions                                             0.00                0.00               0.00              0.00
Total Distributions                                         1,990,450.00          204,820.00         279,798.75      2,475,068.75
Ending Certificates Balance                               577,500,000.00       56,000,000.00      66,500,000.00    700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.45

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.45

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.66

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.66

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the outstanding principal
          balance of the Class B Certificates exceeds the Class B
          Invested Amount after giving effect to all transactions
          on such Distribution Date:                                                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $279,798.75

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $279,798.75

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,485,535.76

          a.   Class A Monthly Interest:                                                         $1,990,450.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,127,755.14
          e.   Excess Spread:                                                                    $5,367,330.61

     2.   Class B Available Funds:                                                               $1,016,779.22

          a.   Class B Monthly Interest:                                                           $204,820.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $811,959.22

     3.   Collateral Available Funds:                                                            $1,207,425.33

          a.   Excess Spread:                                                                    $1,207,425.33

     4.   Total Excess Spread:                                                                   $7,386,715.17

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 2001-6 Allocable Principal
          Collections:                                                                         $134,957,443.54

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                                                         $115,690,125.13

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $115,690,125.13

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,791,218.35

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $119,481,343.48

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $66,500,000.00

     2.   Required Collateral Invested Amount                                                   $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $119,481,343.48



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-6

     1.   Excess Spread:                                                                         $7,386,715.17
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $303,297.47
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $279,798.75
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $360,165.74
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,276,786.54

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.7543%
          b.   Prior Monthly Period                                                                    6.1312%
          c.   Second Prior Monthly Period                                                             6.2483%

     2.   Three Month Average Base Rate                                                                6.4460%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                   15.4631%
          c.   Second Prior Monthly Period                                                            15.0757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3467%


XXI. Series 2001-7 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                               Series        Total Investor        Transferors
A. Investor/Transferor Allocations                            Allocations        Interest            Interest
----------------------------------                            -----------        --------            --------
Beginning Invested /Transferor Amount                        758,252,601.10    650,000,000.00      108,252,601.10
Beginning Adjusted Invested Amount                                      N/A    650,000,000.00                 N/A
Floating Allocation Percentage                                          N/A          85.7234%            14.2766%
Principal Allocation Percentage                                         N/A          85.7234%            14.2766%
Collections of Finance Chg. Receivables                       13,767,419.50     11,801,901.72        1,965,517.78
Collections of Principal Receivables                         125,317,626.14    107,426,544.76       17,891,081.38
Defaulted Amount                                               4,106,715.97      3,520,417.04          586,298.93

Ending Invested / Transferor Amounts                         756,345,956.84    650,000,000.00      106,345,956.84


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                          Class A           Class B            Interest            Total
--------------------------------------                          -------           -------            --------            -----
Principal Funding Account                                              0.00              0.00                0.00              0.00
Investment Proceeds for Monthly Period                                 0.00              0.00                0.00              0.00
Reserve Draw Amount                                                    0.00              0.00                0.00              0.00
Available Reserve Account Amount                                       0.00              0.00                0.00              0.00
Reserve Account Surplus                                                0.00              0.00                0.00              0.00

Coupon June 15, 2001 - July 15, 2001                                3.7200%           3.9600%             4.5500%
Monthly Interest Due                                           1,496,137.50        154,440.00          210,721.88      1,861,299.38
Outstanding Monthly Interest Due                                       0.00              0.00                0.00              0.00
Additional Interest Due                                                0.00              0.00                0.00              0.00
Total Interest Due                                             1,496,137.50        154,440.00          210,721.88      1,861,299.38
Investor Default Amount                                        2,904,344.06        281,633.36          334,439.62      3,520,417.04
Investor Monthly Fees Due                                        893,750.00         86,666.67          102,916.67      1,083,333.33
Investor Additional Amounts Dues
Total Due                                                      5,294,231.56        522,740.03          648,078.16      6,465,049.75

Reallocated Investor Finance Charge Collections                                                                       11,801,901.72
Interest and Principal Funding Investment Proceeds                                                                             0.00
Series Adjusted Portfolio Yield                                                                                            15.5012%
Base Rate                                                                                                                   5.7145%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                    Class A           Class B            Interest            Total
--------------------------------------------                    -------           -------            --------            -----
Beginning Certificates Balance                               536,250,000.00     52,000,000.00       61,750,000.00    650,000,000.00
Interest Distributions                                         1,496,137.50        154,440.00          210,721.88      1,861,299.38
Principal Deposits - Prin. Funding Account                             0.00              0.00                0.00              0.00
Principal Distributions                                                0.00              0.00                0.00              0.00
Total Distributions                                            1,496,137.50        154,440.00          210,721.88      1,861,299.38
Ending Certificates Balance                                  536,250,000.00     52,000,000.00       61,750,000.00    650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $2.79

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $2.79

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $2.97

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $2.97

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $210,721.88

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $210,721.88

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,736,568.92

          a.   Class A Monthly Interest:                                                         $1,496,137.50
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,904,344.06
          e.   Excess Spread:                                                                    $5,336,087.36

     2.   Class B Available Funds:                                                                 $944,152.14

          a.   Class B Monthly Interest:                                                           $154,440.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $789,712.14

     3.   Collateral Available Funds:                                                            $1,121,180.66

          a.   Excess Spread:                                                                    $1,121,180.66

     4.   Total Excess Spread:                                                                   $7,246,980.16

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            85.7234%

     2.   Series 2001-7 Allocable Principal
          Collections:                                                                         $125,317,626.14

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                                                         $107,426,544.76

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $107,426,544.76

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,520,417.04

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $110,946,961.81

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $61,750,000.00

     2.   Required Collateral Invested Amount                                                   $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $110,946,961.81



M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-7

     1.   Excess Spread:                                                                         $7,246,980.16
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $281,633.36
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $210,721.88
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $334,439.62
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,336,851.96

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.7145%
          b.   Prior Monthly Period                                                                        N/A
          c.   Second Prior Monthly Period                                                                 N/A

     2.   Three Month Average Base Rate                                                                    N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.5012%
          b.   Prior Monthly Period                                                                        N/A
          c.   Second Prior Monthly Period                                                                 N/A

     4.   Three Month Average Series Adjusted Portfolio Yield                                              N/A


c